TRACTOR SUPPLY COMPANY AMENDED AND RESTATED DIRECTORS STOCK ELECTION PLAN February 11, 2026 Section 1. Purpose. The purpose of this Amended and Restated Directors Stock Election Plan (the “Plan”) is to enable Tractor Supply Company (the “Company”) to provide a mechanism for non-employee directors of the Company (“Directors”) to elect to cause some or all of the cash compensation (the “Director Cash Compensation”) otherwise payable by the Company to such Directors to be paid in the form of shares of the Company’s common stock, $0.008 par value (“Common Stock”), in lieu of Director Cash Compensation, all in accordance with the terms set forth in this Plan and the 2018 Omnibus Incentive Plan of the Company (the “Incentive Plan”). Section 2. Election Mechanics. (a) Director Election Form. At any time prior to the beginning of a calendar year (or with respect to an individual who becomes a Director for the first time after a calendar year has commenced, any time prior to the date on which such individual commences service as a Director) (the “Election Due Date”), a Director may elect, by executing, completing and delivering to the Company an election form to be provided by the Company (the “Election Form”), that all or fifty percent (50%) of the Director Cash Compensation that would otherwise be payable to such Director during such calendar year (the “Applicable Year”) (the applicable portion of the Director Cash Compensation in respect of which any Director elects to receive in the form of Unrestricted Shares (as defined below) as specified in the Election Form, the “Applicable Director Cash Compensation”) be paid in the form of an award of unrestricted shares of Common Stock (the “Unrestricted Shares”) in lieu of such Applicable Director Cash Compensation. (b) Common Stock. Any Director electing to receive an award of Unrestricted Shares pursuant to the Election Form will be entitled to receive, on the dates on which Directors are paid Director Cash Compensation in the Applicable Year (as applicable, the “Grant Date”), an award of Unrestricted Shares in an amount (rounded to the nearest whole share) equal to (i) the Applicable Director Cash Compensation owing to the Director, divided by (ii) the closing price of the Common Stock as reported on the Nasdaq Global Select Market on the trading day immediately prior to any Grant Date. For purposes of clarification, in no event will any Director be entitled to receive any award of Unrestricted Shares except to the extent that the Applicable Director Cash Compensation would otherwise be payable to such Director in the Applicable Year. In addition, notwithstanding the foregoing or anything contained herein to the contrary, in the event that, between the date of the Election Form and the Grant Date, any adjustments occur with respect to the Common Stock within the scope of Section 4.2 of the Incentive Plan, or any Change in Control (as defined in the Incentive Plan) is consummated, the Plan Committee may, in its discretion, determine any changes in the consideration to be paid to any Director hereunder, provided that the total value of the consideration payable to any Director after such adjustment shall be equivalent to the pre-adjustment value. (c) Deferral. A Director may irrevocably elect to defer the payment of Unrestricted Shares elected under Section 2(a) to either: (i) the date of the Director’s termination

- 2 - of service from the Company’s Board of Directors (the “Board”); or (ii) a date specified by the Director (upon which election, such Director’s rights to each Unrestricted Share shall be treated as an Other Stock-Based Award that is vested as of the Grant Date). The Director’s election shall be made in such manner and at such time as required by the Company and in accordance with Section 409A of the Code, but in no event later that the Election Due Date and shall apply to all Unrestricted Shares awarded in the applicable year. If the Director elects to defer payment of the Unrestricted Shares to termination of service from the Board and at that time the Director is a specified employee as determined under Section 1.409A-1(i) of the Treasury Regulations and any of the Company’s Common Stock is publicly traded on an established securities market or otherwise at such time, then the delivery of Unrestricted Shares shall not be made until the earlier of the Director’s death or the sixth month anniversary of the Director’s termination of service from the Board (without interest for the delay in payment). If the Director elects to defer payment to a specific date and the Director should die prior to such specified date, then payment of the Director’s Unrestricted Shares shall be paid within 30 days of the Director’s death, with the payment date determined by the Company in its sole discretion, to the Director’s designated beneficiary and if the Director has not designated a beneficiary then to the Grantee’s estate. Section 3. Administration (a) Plan Committee. This Plan will be administered by the Compensation and Human Capital Committee of the Board, or such other committee as may be appointed by the Board (any such committee, the “Plan Committee”), and may include Directors who have elected to participate in the Plan. No member of the Plan Committee will be liable for any act done or determination made in good faith. (b) Committee Determination Final. The construction and interpretation of any provision of the Plan by the Plan Committee, and a determination by the Plan Committee of the amount of any deferral account, will be final and conclusive. (c) Amendments. The Company reserves the right to terminate, modify or amend this Plan, as may be determined by the Plan Committee; provided, however, that no such termination, modification or amendment that would materially and adversely affect the rights of any Director who has previously made an election hereunder shall not to that extent be effective without the consent of such Director. No amendment or termination may alter or change the time or form of payment of any amounts due under this Plan, except as permitted and in compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). (d) Non-Alienation. No Director (or estate of a Director) will have power to transfer, assign, anticipate, mortgage or otherwise encumber any rights or any amounts payable hereunder; nor will any such rights or payments be subject to seizure for the payment of any debts, judgments, alimony, or separate maintenance, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise. (e) Taxes. Any Director receiving an award of Unrestricted Shares hereunder will become subject to federal, state and local income taxes and other amounts as may be required by

- 3 - law with respect to such award. By acknowledging and accepting any such award, any such Director acknowledges that the Company will be required to report the compensation to the IRS, that such Director will be responsible for his or her tax liability, and that the Company will prepare or cause to be prepared an IRS Form 1099 (or other applicable form) on behalf of the Director. (f) Section 409A. This Plan shall be interpreted in accordance with Section 409A of the Code, and the Treasury Regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date. Notwithstanding any provision of this Plan or any deferral election form to the contrary, in the event that the Company determines that any compensation or benefits payable or provided under this Plan may be subject to Section 409A of the Code, the Company may adopt such limited amendments to this Plan and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Company reasonably determines are necessary or appropriate to (i) exempt the compensation and benefits payable under this Plan from Section 409A of the Code and/or preserve the intended tax treatment of the compensation and benefits provided with respect to this Plan or (ii) comply with the requirements of Section 409A of the Code. Notwithstanding any other provision of this Plan, a termination of service from the Board shall mean a termination that constitutes a “separation from service” within the meaning of Section 1.409A-1(h) of the Treasury Regulations.